UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 24, 2006

THE WET SEAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18632	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 699-3900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Agreement.

On April 24, 2006, The Wet Seal, Inc. (the “Company”) issued a press release to announce the appointment of Ms. Dyan Jozwick to the position of Chief Merchandise Officer (“CMO”) for the Company’s Wet Seal division. In connection with this appointment, the Company and Ms. Jozwick entered into an employment agreement (the “Agreement”) setting forth the terms of Ms. Jozwick’s employment with the Company as its CMO.

The Agreement sets forth the terms of Ms. Jozwick’s compensation as CMO, including (i) a base annual salary of $400,000 (subject to annual review by the compensation committee of the Company’s board of directors), (ii) annual bonus compensation equal to a maximum of 100% of Ms. Jozwick’s base salary, (iii) stock options to purchase 90,000 shares of the Company’s Class A common stock (“Common Stock”), which shall vest in three equal installments on the first, second and third anniversaries of the grant, (iv) 30,000 shares of restricted Common Stock, which shall vest in three equal installments on the first, second and third anniversaries of the grant and (v) a $50,000 sign-on bonus that shall be earned by Ms. Jozwick at the rate of 1/12th per month over the course of her first year of employment with the Company. The exercise price of the stock options shall be set in accordance with the terms of the plan under which such options are granted and shall be subject to a written agreement in a form acceptable to the Company.

In the event Ms. Jozwick is terminated without “cause” or upon a “change in control” resulting in either a diminution of duties or termination (as each term is defined in the Agreement), Ms. Jozwick shall be entitled to receive severance pay in an amount equal to six month’s base salary.

A copy of the Agreement appears as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 24, 2006, the Company issued a press release to announce the appointment of Ms. Jozwick as the Company’s Chief Merchandise Officer for the Company’s Wet Seal division. The information provided in Item 1.01 of this Current Report on Form 8-K regarding the employment agreement entered into between the Company and Ms. Jozwick is incorporated herein by reference.

A copy of the press release appears as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

10.1	Employment Agreement, effective as of May 2, 2006, entered into between the Company and Ms. Jozwick.

99.1	Press Release, dated April 24, 2006, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC.
(Registrant)

Date: April 28, 2006	By:	/s/ John J. Luttrell
		Name:	John J. Luttrell
		Title:	Chief Financial Officer and Executive
Vice President

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Employment Agreement, effective as of May 2, 2006, entered into between the Company and Ms. Jozwick.

99.1	Press Release, dated April 24, 2006, issued by the Company.